UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934.

Date of Report (Date of Earliest Event Reported):

May 21, 2018

MONRO, INC.

(Exact name of registrant as specified in its charter)

New York	0-19357	16-0838627
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 Holleder Parkway, Rochester, New York		14615
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code (585) 647-6400

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02	Results of Operations and Financial Condition

On May 21, 2018, Monro, Inc. (the “Company”) issued a press release announcing its operating results for the fourth quarter and year-ended March 31, 2018. A copy of the press release is furnished herewith as Exhibit 99.1.

Item 7.01	Regulation FD Disclosure

On May 21, 2018, the Company posted an investor presentation to its website at http://www.monro.com/Corporate/Corporate-Investor-Info. A copy of the investor presentation, which was presented at the Company’s previously announced Investor Day on May 21, 2018, is furnished herewith as Exhibit 99.2.

Item 8.01	Voluntary Disclosure of Other Events

The Company announced that its Board of Directors initiated an increased cash dividend for fiscal 2019 of $.80 and declared a cash dividend for the first quarter of fiscal 2019 of $.20 per share on the Company’s outstanding shares of common stock. Further details are contained in the press release furnished as Exhibit 99.1.

The Company also confirmed that, in the fourth quarter of fiscal 2018, it completed a previously announced acquisition of seven stores in West Virginia, Virginia, Ohio and Kentucky. Further details of this acquisition are contained in the press release furnished as Exhibit 99.1.

Further, the Company announced today that it has completed the acquisition of Free Service Tire Company, Incorporated, which added twelve retail and commercial locations in Tennessee and four wholesale centers in Tennessee, Virginia and North Carolina. Further details of this acquisition are contained in the press release furnished as Exhibit 99.3.

The Company will hold its 2018 Annual Meeting of Shareholders on Tuesday, August 14, 2018 at 9:00 a.m. at the Hyatt Regency in Rochester, New York. The record date for the Annual Meeting is June 25, 2018.

Item 9.01	Financial Statements and Exhibits

(a)	Not applicable.

(b)	Not applicable.

(c)	The following is a list of exhibits furnished with this Current Report on Form 8-K:

Exhibit No.	Description

99.1	Press release regarding earnings, dated May 21, 2018.

99.2	Monro, Inc.’s Investor Presentation, dated May 21, 2018.

99.3	Press release regarding Free Service Tire, dated May 21, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONRO, INC.
(Registrant)

May 21, 2018	By:	/s/ Maureen E. Mulholland
Maureen E. Mulholland
Senior Vice President – General Counsel and Secretary